EXHIBIT INDEX


Exhibit  99.1

                                  Certification


         Pursuant to 18 U.S.C. ss. 1350, the undersigned officer of BigStar Entertainment, Inc., a Delaware corporation (the "Company"), hereby certifies that the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  September 5, 2002         /s/ DAVID FRIEDENSOHN
                                  ----------------------------------------------
                                  Name:  David Friedensohn
                                  Title: Chief Executive Officer
                                  (chief executive and financial officer)



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